                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)


A U.S. NATIONAL BANKING ASSOCIATION                41-1592157
(Jurisdiction of incorporation or                  (I.R.S. Employer
organization if not a U.S. national                Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                             55479
(Address of principal executive offices)           (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                              (Agent for Service)
                         -----------------------------

                          ON SEMICONDUCTOR CORPORATION
                    SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC
              (Exact name of obligor as specified in its charter)

DELAWARE                                           36-3840979
DELAWARE                                           36-4292817
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                     Identification No.)


5005 E. MCDOWELL ROAD
PHOENIX, AZ                                        85008
(Address of principal executive offices)           (Zip code)

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                        12% SENIOR SECURED NOTES DUE 2010

                       (Title of the indenture securities)

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Item 1. General Information. Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                Comptroller of the Currency
                Treasury Department
                Washington, D.C.

                Federal Deposit Insurance Corporation
                Washington, D.C.

                The Board of Governors of the Federal Reserve System Washington, D.C.

            (b) Whether it is authorized to exercise corporate trust powers.

                The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.    Not applicable.

Item 16.  List of Exhibits.   List below all exhibits filed as a part of this
                              Statement of Eligibility.
                              Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a. A copy of the Articles of Association of the
                              trustee now in effect.(***)

         Exhibit 2.        a. A copy of the certificate of authority of the
                              trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.(*)

                           b. A copy of the certificate of the Comptroller
                              of the Currency dated January 2, 1934,
                              approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.(*)

                           c. A copy of the certificate of the Acting
                              Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.(*)

                           d. A copy of the letter dated May 12, 1983 from
                              the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.(*)

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."(*)

                           f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."(****)

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.(*)

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.(***)

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7.        Consolidated Report of Condition attached.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.



        (*) Incorporated by reference to exhibit number 25.1(b) filed with registration statement number 333-74872.

        (***) Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

        (****) Incorporated by reference to exhibit number 2f to the trustee's
               Form T-1 filed as exhibit 25.1 to the Current Report Form 8-K dated September 8, 2000 of NRG Energy Inc. file number 001-15891.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 23rd day of April 2003.






                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION

                                     By: /s/ Joseph P. O'Donnell
                                         --------------------------------
                                     Joseph P. O'Donnell
                                     Corporate Trust Officer

                                    EXHIBIT 6




April 23, 2003


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                       Very truly yours,

                                       WELLS FARGO BANK MINNESOTA,
                                       NATIONAL ASSOCIATION

                                       By: /s/ Joseph P. O'Donnell
                                       --------------------------------------
                                       Joseph P. O'Donnell
                                       Corporate Trust Officer

                       Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
           of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
         at the close of business December 31, 2002, filed in accordance with 12 U.S.C.ss.161 for National Banks.

                                                                                                                  Dollar Amounts
                                                                                                                   In Millions
                                                                                                                  --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                                        $   1,820
         Interest-bearing balances                                                                                        64
Securities:
         Held-to-maturity securities                                                                                       0
         Available-for-sale securities                                                                                 1,614
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                                        8,119
         Securities purchased under agreements to resell                                                                 160
Loans and lease financing receivables:
         Loans and leases held for sale                                                                               21,079
         Loans and leases, net of unearned income                                                    18,012
         LESS: Allowance for loan and lease losses                                                      284
         Loans and leases, net of unearned income and allowance                                                       17,728
Trading Assets                                                                                                           367
Premises and fixed assets (including capitalized leases)                                                                 157
Other real estate owned                                                                                                    7
Investments in unconsolidated subsidiaries and associated companies                                                        0
Customers' liability to this bank on acceptances outstanding                                                              23
Intangible assets
         Goodwill                                                                                                        342
         Other intangible assets                                                                                           8
Other assets                                                                                                           1,355
                                                                                                                    --------
Total assets                                                                                                        $ 52,843
                                                                                                                    ========

LIABILITIES
Deposits:
         In domestic offices                                                                                        $ 32,863
                  Noninterest-bearing                                                                20,656
                  Interest-bearing                                                                   12,207
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                 5,802
                  Noninterest-bearing                                                                    11
                  Interest-bearing                                                                    5,791
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                                   1,686
         Securities sold under agreements to repurchase                                                                  459

                                                                                                                  Dollar Amounts
                                                                                                                   In Millions
                                                                                                                  --------------

Trading liabilities                                                                                                       46
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)                                     7,082
Bank's liability on acceptances executed and outstanding                                                                  24
Subordinated notes and debentures                                                                                          0
Other liabilities                                                                                                        802
                                                                                                                    --------
Total liabilities                                                                                                   $ 48,764

Minority interest in consolidated subsidiaries                                                                             0

EQUITY CAPITAL
Perpetual preferred stock and related
surplus                                                                                                                    0
Common stock                                                                                                             100
Surplus (exclude all surplus related to preferred stock)                                                               2,133
Retained earnings                                                                                                      1,793
Accumulated other comprehensive income                                                                                    53
Other equity capital components                                                                                            0
                                                                                                                    --------
Total equity capital                                                                                                   4,079
                                                                                                                    --------
Total liabilities, minority interest, and equity capital                                                            $ 52,843
                                                                                                                    ========


I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                           Karen B. Martin
                                                            Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Jon R. Campbell
Marilyn A. Dahl                             Directors
Gerald B. Stenson